EXHIBIT 1.1

12,000,000 Shares

ADC Therapeutics SA

Common SHares, nominal Value CHF 0.08 PER SHARE

UNDERWRITING AGREEMENT

February 2, 2023

February 2, 2023

Jefferies LLC

As Representative of the several Underwriters named in Schedule II hereto

c/o	Jefferies LLC 520 Madison Avenue New York, New York 10022

Ladies and Gentlemen:

The shareholder named in Schedule I hereto (the “Selling Shareholder”) proposes, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule II hereto (the “Underwriters”), for whom you are acting as representative (the “Representative”), an aggregate of 12,000,000 common shares, nominal value CHF 0.08 per share, of ADC Therapeutics SA, a société anonyme domiciled in Epalinges, Switzerland, and organized under the laws of Switzerland (the “Company”). The common shares, nominal value CHF 0.08 per share, of the Company are hereinafter referred to as the “Common Shares.” The aggregate of 12,000,000 Common Shares to be sold by the Selling Shareholder is herein called the “Shares.” In the event only one underwriter is listed in Schedule II hereto, any references in this Underwriting Agreement (the “Agreement”) to the “Underwriters” shall be deemed to refer to the sole underwriter in the singular form listed in such Schedule II.

The Company has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form F-3ASR (File No. 333-256807), including a prospectus, relating to the securities (the “Shelf Securities”), including the Shares, to be issued from time to time by the Company. The registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement,” and the related prospectus covering the Shelf Securities dated June 4, 2021 in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by a prospectus supplement specifically relating to the Shares, is hereinafter referred to as the “Prospectus,” and the term “preliminary prospectus” means any preliminary form of the Prospectus. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Time of Sale Prospectus” means the documents and pricing information set forth opposite the caption “Time of Sale Prospectus” in Schedule III hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “Basic Prospectus,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof. The terms “supplement,” “amendment” and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Time of Sale Prospectus, any preliminary prospectus or the Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

1.             Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

(a)                        The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose or pursuant to Section 8A under the Securities Act are pending before or, to the Company’s knowledge, threatened by the Commission. If the Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Securities Act, the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.

(b)                        (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, as of the date of such amendment or supplement, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, as of the date of such amendment or supplement, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (v) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vii) the Prospectus, as of its date, does not contain and, as amended or supplemented, if applicable, as of the date of such amendment or supplement, or as of the Closing Date (as defined in Section 5), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use therein, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the information contained in the first two sentences of first paragraph under the section entitled “Commission and Expenses"; the first sentence of the first paragraph under the section entitled “Stabilization”; and the first and fourth sentences under the section entitled “Electronic Distribution” under the caption “Underwriting” (collectively, the “Underwriter Information”).

(c)                        The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies, or if filed after the effective date of this Agreement, will comply when filed, in all material respects with the applicable requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule III hereto, and electronic road shows, if any, each furnished to the Representative before first use, the Company has not prepared, used or referred to, and will not, without the Representative’s prior consent, prepare, use or refer to, any free writing prospectus.

(d)                        The Company has been duly incorporated and is validly existing as a Swiss stock corporation (société anonyme) in good standing (to the extent this concept applies) under the laws of Switzerland, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus, is not in liquidation or receivership or the subject of any insolvency or bankruptcy proceedings and is duly qualified to transact business (and, if applicable, is in good standing) in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing (to the extent this concept applies) would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(e)                        Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation (and, if applicable, in good standing) under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus, is not in liquidation or receivership or the subject of any insolvency or bankruptcy proceedings and is duly qualified to transact business (and, if applicable, is in good standing) in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing (to the extent this concept applies) would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. Except as otherwise described in each of the Prospectus, as of its date, the Registration Statement and the Time of Sale Prospectus, all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and such shares are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

(f)                        This Agreement has been duly authorized, executed and delivered by the Company.

(g)                        The Common Shares (including the Shares) have been duly authorized and are validly issued, fully paid and non-assessable.

(h)                        (i) The issued and outstanding share capital of the Company and the authorized and conditional share capital of the Company conform as to legal matters to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus, as of its date, (ii) except as otherwise described in each of the Prospectus, as of its date, the Registration Statement and the Time of Sale Prospectus, there are no outstanding rights (including, without limitation, subscription rights), warrants or options to acquire, or instruments, securities or rights convertible into or exchangeable for, any Common Shares or other equity interest in the Company to which the Company or any of its subsidiaries is a party, or any contract, commitment, or arrangement of any kind to which the Company or any of its subsidiaries is a party under which the Company or any of its subsidiaries have committed to issue any Common Shares or grant any such convertible or exchangeable securities or any such rights, warrants or options and (iii) except as otherwise described in each of the Prospectus, as of its date, the Registration Statement and the Time of Sale Prospectus, there are no outstanding rights (including, without limitation, subscription rights), warrants or options to acquire, or instruments, securities or rights convertible into or exchangeable for, any shares of any of the Company’s subsidiaries to which the Company or any of its subsidiaries is a party, or any contract, commitment, or arrangement of any kind to which the Company or any of its subsidiaries is a party under which the Company or any of its subsidiaries have committed to issue any shares, rights, warrants or options or instruments convertible into or exchangeable for, any shares of any subsidiary of the Company.

(i)                        The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement does not contravene any provision of (i) applicable law, (ii) the articles of association (Statuts) or the organizational regulations (Règlement d'organisation) of the Company (iii) or any agreement, or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency, or court having jurisdiction over the Company or any subsidiary, except that in the case of clauses (i) and (iii) as would not, individually, or in the aggregate, have a material adverse effect on the Company or on the power and ability of the Company to perform its obligations under this Agreement; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as have been obtained or waived or as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

(j)                        Except as otherwise described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, all dividends, if any, and other distributions declared and payable on the Shares may under the current laws and regulations of Switzerland be paid in freely convertible CHF and, except for certain restrictions with respect to national and international sanctions relating to certain countries, may be freely transferred out of Switzerland without there being required any authorization by any governmental body or agency.

(k)                        There has not occurred any material adverse effect on the Company and its subsidiaries, taken as a whole, or any development involving a prospective material adverse effect on the Company and its subsidiaries, taken as a whole, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.

(l)                        There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Prospectus and proceedings that would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described in all material respects; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described in all material respects or filed as required.

(m)                        Each preliminary prospectus, if any, filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(n)                        The Company is not, and after giving effect to the offering and sale of the Shares contemplated hereby will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(o)                        The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state, cantonal and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(p)                        There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(q)                        Except as otherwise have been validly waived or complied with in connection with the sale of the Shares contemplated hereby or as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(r)                        (i) None of the Company or its subsidiaries or controlled affiliates, or any director or officer, or, to the Company’s knowledge, any employee, agent or representative of the Company or of any of its subsidiaries or controlled affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) in order to influence official action, or to any person in violation of any applicable anti-corruption laws; and (ii) the Company and its subsidiaries and controlled affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein.

(s)                        The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including, to the extent applicable, those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering

Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(t)               (i) Neither the Company nor any of its subsidiaries, nor any director or officer thereof, nor, to the Company’s knowledge, any employee, agent, controlled affiliate or representative of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(A)                        the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), His Majesty’s Treasury (“HMT”), the Swiss State Secretariat of Economic Affairs (“SECO”), the Swiss Directorate of International Law (“DIL”) or other relevant sanctions authority (collectively, “Sanctions”), or

(B)                        located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Syria, the Crimea Region located in Ukraine, and the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic and any other Covered Region of Ukraine as may be determined by the U.S. Secretary of the Treasury pursuant to Executive Order 14065).

(ii)                        For the past five (5) years, the Company and its subsidiaries have not engaged in, are not now engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(u)                        Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Company has not purchased any of its outstanding share capital other than from its employees or other service-providers in connection with the termination of their service pursuant to the terms of the equity compensation plans, nor declared, paid or otherwise made any dividend or distribution of any kind on its share capital; and (iii) except for the issuance of Common Shares into treasury, there has not been any material change in the share capital (other than the exercise or settlement or equity awards or grants or forfeiture of equity awards outstanding as of such respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, in each case granted pursuant to the equity compensation plans described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus), short-term debt or long-term debt of the Company and its subsidiaries, except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.

(v)                        The Company and its subsidiaries have good and marketable title to all real property and good and marketable title to all personal property (other than intellectual property, which is addressed exclusively in Section 1(w)) owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Time of Sale Prospectus.

(w)                        Except as described in each of the Prospectus, the Registration Statement or the Time of Sale Prospectus and except as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, (i) the Company and its subsidiaries own or have a valid license to all patents, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, “Intellectual Property Rights”) used in or reasonably necessary to the conduct of their businesses as now operated by them, and as proposed to be operated in the future (including upon the commercialization of the Company’s and its subsidiaries’ products or services), in each case as described in the Registration Statement, Prospectus or the Time of Sale Prospectus (the “Company Intellectual Property”); (ii) to the Company’s knowledge, there are no third parties who have rights to any Company Intellectual Property, except for customary reversionary rights of third-party licensors; (iii) the Company Intellectual Property owned by the Company and its subsidiaries and, to the Company’s knowledge, the Company Intellectual Property licensed to the Company and its subsidiaries, are subsisting and, to the Company’s knowledge, valid and enforceable; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, scope or enforceability of any Company Intellectual Property, and, to the Company’s knowledge, the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (v) there is no pending or, to the Company’s knowledge, threatened in writing action, suit, proceeding or claim by others challenging the Company’s rights in or to any Company Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (vi) neither the Company nor any of its subsidiaries has received any written notice alleging any infringement, misappropriation or other violation of Intellectual Property Rights; (vii) to the Company’s knowledge, no third party is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any Company Intellectual Property owned by the Company; (viii) to the Company’s knowledge, (A) neither the Company nor any of its subsidiaries infringes, misappropriates or otherwise violates, or has infringed, misappropriated or otherwise violated, any third-party Intellectual Property Rights, and (B) the commercialization of the products or services described in the Prospectus, the Registration Statement or the Time of Sale Prospectus as

under development by the Company will not infringe, misappropriate, or otherwise violate any third-party Intellectual Property Rights; (ix) to the Company’s knowledge, the Company and its subsidiaries have complied with the terms of each agreement to which they are a party and pursuant to which Intellectual Property Rights have been licensed to the Company or its subsidiaries, and all such agreements are in full force and effect; (x) to the Company’s knowledge, during the prosecution of the patents and patent applications included in the Company Intellectual Property, the Company and its subsidiaries have complied with the duty of candor and good faith with respect to such patents and patent applications as required by the United States Patent and Trademark Office and all foreign offices having similar requirements; (xi) all employees or contractors engaged in the development of Company Intellectual Property on behalf of the Company or any subsidiary of the Company have executed an invention assignment agreement whereby such employees or contractors presently assign all of their right, title and interest in and to such Company Intellectual Property to the Company or the applicable subsidiary, and no such agreement has been breached or violated; (xii) to the Company’s knowledge, none of the Company Intellectual Property has been obtained, or is being used, by the Company or its subsidiary in violation of any contractual obligation binding on the Company or its subsidiaries or any of their respective officers, directors or employees or otherwise in violation of the rights of any persons; and (xiii) the Company and its subsidiaries use, and have used, commercially reasonable efforts to appropriately maintain all information intended to be maintained as a trade secret.

(x)                        No labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Time of Sale Prospectus, or, to the knowledge of the Company, is imminent, in either case, that could have a material adverse effect on the Company and its subsidiaries, taken as a whole; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(y)                        The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are prudent and customary in the businesses in which they are engaged, except where the failure to be so insured would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for three years preceding the date of this Agreement; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Time of Sale Prospectus.

(z)                        The Company and its subsidiaries, taken as a whole, possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to obtain such certificates, authorization and permits would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Time of Sale Prospectus.

(aa)                        The Company and its subsidiaries on a consolidated basis maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”) and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(bb)                        Except as described in each of the Registration Statement, the Prospectus and the Time of Sale Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting.

(cc)                        Except as described in each of the Registration Statement, the Prospectus and the Time of Sale Prospectus, the Company has not sold, issued or distributed any Common Shares, during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(dd)                        The Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or, except as currently being contested in good faith and for which reserves required by IFRS have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company nor any of its subsidiaries have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its subsidiaries and which could reasonably be expected to have) a material adverse effect on the Company and its subsidiaries, taken as a whole.

(ee)                        The consolidated financial statements included in the Time of Sale Prospectus, together with the related schedules and notes thereto, present fairly in all material respects the consolidated financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Time of Sale Prospectus, such financial statements have been prepared in conformity with IFRS applied on a consistent basis throughout the periods covered thereby except for any normal year-end adjustments in the Company’s quarterly financial statements and except as otherwise noted therein.

(ff)                        PricewaterhouseCoopers SA, who has audited certain financial statements of the Company, is (i) an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States) and (ii) an independent statutory auditor with respect to the Company and a state regulated audit firm (société d'audit réglementée par l'État) under the applicable provisions of the CO, and the Swiss Audit Oversight Act (Loi fédérale sur l’agrément et la surveillance des réviseurs) and any ordinances promulgated thereunder, respectively.

(gg)                        The Company (i) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representative with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Representative to engage in Testing-the-Waters Communications. The Company reconfirms that the Representative has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule IV hereto. “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) or 163B of the Securities Act. Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

(hh)                        As of the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers, none of (A) the Time of Sale Prospectus, (B) any free writing prospectus, when considered together with the Time of Sale Prospectus, and (C) any individual Written Testing-the-Waters Communication, when considered together with the Time of Sale Prospectus, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(ii)                        Except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, no stamp, documentary, issuance, registration, transfer, withholding or other taxes or duties are payable by or on behalf of the Underwriters, the Company or any of its subsidiaries in Switzerland or to any taxing authority thereof or therein in connection with the execution, delivery or consummation of this Agreement.

(jj)            It is not necessary under the laws of Switzerland (i) to enable the Underwriters to enforce their rights under this Agreement, to enable any holder of the Shares to enforce their respective rights thereunder, provided that they are not otherwise engaged in business in Switzerland or (ii) solely by reason of the execution, delivery or consummation of this Agreement for any of the Underwriters or any holder of the Shares of the Company to be qualified or entitled to carry out business in Switzerland.

(kk)            This Agreement is in proper form under the laws of Switzerland for the enforcement thereof against the Company, and to ensure the legality, validity, enforceability or admissibility into evidence in Switzerland of this Agreement.

(ll)            The Company is a “foreign private issuer” as defined in Rule 405 of the Securities Act.

(mm)            The courts of Switzerland would recognize as a valid judgment any final monetary judgment obtained against the Company in the courts of the State of New York, unless the judgment would be deemed incompatible with Swiss public policy.

(nn)            Neither the Company nor any of its subsidiaries has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of Switzerland; provided, however, that (i) such choice of law may not extend to non-contractual obligations, (ii) the contents of the chosen law of the State of New York may need to be proven as a matter of fact and (iii) a Swiss court would apply Swiss procedural rules. The irrevocable and unconditional waiver and agreement of the Company contained in Section 18 not to plead or claim any such immunity in any legal action, suit or proceeding based on this Agreement is valid and binding under the laws of Switzerland.

(oo)            The choice of law of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of Switzerland and will be honored by the courts of Switzerland, provided, however, that (i) such choice of law may not extend to non-contractual obligations, (ii) the contents of the chosen law of the State of New York may need to be proven as a matter of fact and (iii) a Swiss court would apply Swiss procedural rules. The Company has the power to submit, and pursuant to Section 18 has, to the extent permitted by law, legally, validly, effectively and irrevocably submitted, to the jurisdiction of the Specified Courts (as defined in Section 18), and has the power to designate, appoint and empower, and pursuant to Section 19, has legally, validly and effectively designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any of the Specified Courts.

(pp)            Neither the Company nor any of its subsidiaries or affiliates has any securities rated by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act.

(qq)            Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Time of Sale Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate.

(rr)            Except as described in each of the Registration Statement, the Prospectus or the Time of Sale Prospectus, and except as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, (i) the pre-clinical studies and clinical trials conducted by or, to the knowledge of the Company, on behalf of or sponsored by the Company or its subsidiaries or in which the Company or its subsidiaries have participated, that are described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, or the results of which are referred to in the Registration Statement, the Time of Sale Prospectus and the Prospectus, as applicable, were, and if still pending are, being conducted in accordance with the protocols submitted to the U.S. Food and Drug Administration (the “FDA”), the Swiss Agency for Therapeutic Products (“swissmedic”), and other applicable regulatory authorities (including, without limitation, any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA, FOPH, swissethics and swissmedic) (collectively, the “Regulatory Authorities”), the applicable rules and regulations of the Regulatory Authorities, and current Good Clinical Practices and Good Laboratory Practices; (ii) the descriptions in the Registration Statement, the Time of Sale Prospectus and the Prospectus of the results of such studies and trials are accurate and fairly present the data derived therefrom; (iii) the Company has no knowledge of any other studies or trials not described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the results of which call into question the results described or referred to in the Registration Statement, the Time of Sale Prospectus and the Prospectus; (iv) the Company and its subsidiaries have operated at all times and are currently in material compliance with all applicable statutes, rules and regulations of the Regulatory Authorities; and (v) neither the Company nor any of its subsidiaries have received any written notices, correspondence or other communications from the Regulatory Authorities or any other governmental agency requiring or threatening the termination, modification or suspension of any pre-clinical studies or clinical trials that are described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or the results of which are referred to in the Registration Statement, the Time of Sale Prospectus and the Prospectus, other than ordinary course communications with respect to modifications in connection with the design and implementation of such studies or trials, and, to the Company’s best knowledge, there are no reasonable grounds for the same.

(ss)                        Except as described in each of the Registration Statement, the Prospectus or the Time of Sale Prospectus and except as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, the Company has not failed to file with the Regulatory Authorities any required filing, declaration, listing, registration, report or submission that is a responsibility with the Company with respect to the Company’s product candidates that are described or referred to in the Registration Statement, the Time of Sale Prospectus and the Prospectus; all such filings, declarations, listings, registrations, reports or submissions were to the Company’s knowledge in compliance with applicable laws when filed; and to the Company’s knowledge no deficiencies regarding compliance with applicable law have been asserted by any applicable Regulatory Authority with respect to any such filings, declarations, listings, registrations, reports or submissions.

(tt)                        Except as described in each of the Registration Statement, the Prospectus or the Time of Sale Prospectus and except as would be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, the Company and its subsidiaries are, and at all times have been, in compliance with all applicable Health Care Laws. For purposes of this Agreement, “Health Care Laws” means: (i) the Federal Food, Drug, and Cosmetic Act (21 U.S.C. §§ 301 et seq.), the Public Health Service Act (42 U.S.C. §§ 201 et seq.); (ii) all applicable federal, state, local and all applicable foreign health care related fraud and abuse laws, including, without limitation, the U.S. Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the U.S. False Statements Law (42 U.S.C. § 1320a-7b(a)), the Civil Monetary Penalties Law (42 U.S.C. §1320a-7a), the U.S. Civil False Claims Act (31 U.S.C. § 3729 et seq.), all criminal laws relating to health care fraud and abuse, including but not limited to 18 U.S.C. §§ 286 and 287, and the health care fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (42 U.S.C. §§ 1320d et seq.), the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h), the exclusion law (42 U.S.C. §1320a-7); (iii) HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. §§ 17921 et seq.); (iv) regulations promulgated pursuant to such statutes; and (v) any and all other applicable federal, state, or foreign health care laws and regulation applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, advertising, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company. Neither the Company nor its subsidiaries has received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that it is in violation of any Health Care Laws, and, to the Company’s knowledge, no such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action is threatened. Neither the Company nor its subsidiaries, nor their respective officers, directors, employees, contractors or agents, is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority. Additionally, neither the Company nor any of its employees, officers, directors, contractors or agents, nor its subsidiaries or any of the subsidiary’s employees, officers, directors, contractors or agents, has been excluded, suspended or debarred from participation in any U.S. federal health care program (as defined in 42 U.S.C. § 1320a-7b(f)) or human clinical research or, to the knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in such debarment, suspension, or exclusion. The Company and its subsidiaries have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by the Health Care Laws, and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were timely, complete, accurate and not misleading on the date filed in all material respects (or were corrected or supplemented by a subsequent submission).

(uu)                        Except as described in each of the Registration Statement, the Prospectus or the Time of Sale Prospectus and except as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, (i) there has been no security breach or incident, unauthorized access or disclosure, or other compromise of the Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, technology, data and databases, including Personal Data (defined below), the data and information of their respective customers and employees, and any sensitive, confidential or regulated data maintained, processed or stored by the Company and its subsidiaries (collectively, “IT Systems and Data”); (ii) the IT Systems and Data are adequate for, and operate and perform as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted; (iii) the Company and its subsidiaries have used commercially reasonable efforts to implement and maintain, and have implemented and maintained, commercially reasonable information technology, information security, cyber security and data protection controls, policies and procedures, including oversight, access controls, encryption, physical, technological and administrative safeguards and controls, and business continuity/disaster recovery and security plans that are designed to protect against and prevent security breaches, unauthorized use or access, disablement, misappropriation, modification, or other compromise or misuse of the IT Systems and Data, and maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data used in connection with the operation of the Company’s and its subsidiaries’ businesses, which are reasonably consistent with industry standards. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) “personal data” as defined by GDPR (defined below); (iii) any information which would qualify as “protected health information” under HIPAA; and (iv) any other piece of information that (A) is regulated by an applicable privacy law, regulation or contract and (B) allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation.

(vv)                        Except as described in each of the Prospectus, the Registration Statement or the Time of Sale Prospectus and except as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, (i) the Company and each of its subsidiaries have complied, and are presently in compliance, with all applicable internal and external privacy policies, contractual obligations, applicable state, federal and international data privacy and security laws and regulations, including without limitation, HIPAA, the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679), and other statutes, judgments, orders, rules and regulations of any applicable court or arbitrator or other governmental or regulatory authority

(collectively, the “Data Security Obligations”); (ii) the Company has not received from any applicable governmental authority any written notification of or written complaint alleging non-compliance by the Company or its subsidiaries with any Data Security Obligation; (iii) there is no action, suit or proceeding by or before any applicable court or governmental agency, authority or body pending or threatened in writing alleging non-compliance by the Company or its subsidiaries; (iv) to ensure compliance with the Data Security Obligations, the Company and its subsidiaries have at all times had in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data that is subject to the Data Security Obligations (the “Policies”); and (v) the Company and its subsidiaries have made all disclosures of its then-current Policies to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements.

(ww)                        The Company maintains disclosure controls and procedures that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within the Company; and such disclosure controls and procedures are effective at the reasonable assurance level.

2.             Representations and Warranties of the Selling Shareholder. The Selling Shareholder represents and warrants to and agrees with each of the Underwriters that:

(a)                        This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder, and constitutes the valid and binding agreement of the Selling Shareholder.

(b)                        At the Closing and upon execution and delivery of the Letter Agreement re: Share Sale (the “Letter Agreement”) between the Selling Shareholder, Oaktree Fund Administration, LLC and Oaktree Capital Management, L.P. (together with Oaktree Fund Administration, LLC, “Oaktree”), the execution and delivery by the Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under, this Agreement, the custody agreement signed by the Selling Shareholder and Computershare Trust Company, N.A., as Custodian, relating to the deposit of the Shares (the “Custody Agreement”) will not contravene any provision of (i) applicable law, or (ii) the certificate of incorporation or by-laws of the Selling Shareholder (if the Selling Shareholder is a corporation), or (iii) any agreement or other instrument binding upon the Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Shareholder, except that in the case of clauses (i) and (iii) as would not individually, or in the aggregate, have a material adverse effect on the Selling Shareholder or on the power and ability of the Selling Shareholder to perform its obligations under this Agreement; and no consent, approval, authorization or order of, or qualification with, any governmental body, agency or court is required for the performance by the Selling Shareholder of its obligations under this Agreement or the Custody Agreement of the Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

(c)                        The Selling Shareholder (i) has, and on the Closing Date will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Shares, which will, as of the Closing Date and upon execution and delivery by Oaktree of the Letter Agreement, be free and clear of all security interests, claims, liens, equities or other encumbrances, and (ii) has the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and to sell, transfer and deliver the Shares or a security entitlement in respect of such Shares.

(d)                        The Custody Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder and constitutes the valid and binding agreement of the Selling Shareholder.

(e)                        Upon payment for the Shares pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Shares), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, the Selling Shareholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(f)                        The Selling Shareholder has delivered to the Representative an executed lock-up agreement in substantially the form attached hereto as Exhibit A.

(g)                        The Selling Shareholder is familiar with the Registration Statement, the Time of Sale Prospectus and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus that has had, or may have, a material adverse effect on the Company and its subsidiaries, taken as a whole. The Selling Shareholder is not prompted by any information concerning the Company or its subsidiaries which is not set forth in the Registration Statement, the Time of Sale Prospectus or the Prospectus to sell the Shares pursuant to this Agreement.

(h)                        (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act, and the applicable rules and regulations of the Commission thereunder, (iv) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, with respect to the Selling Shareholder Information (v) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that that the representations and warranties set forth in this Section 2(h) do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon the Underwriter Information; and provided further that the representations and warranties set forth in this Section 2(h) apply only to statements or omissions made in reliance upon and in conformity with information relating to the Selling Shareholder furnished in writing to the Company by the Selling Shareholder specifically for use therein; it being understood that the only such information furnished in writing to the Company by the Selling Shareholder specifically for use therein is that information relating to the Selling Shareholder under the caption “Selling Shareholder” in the Registration Statement, the Time of Sale Prospectus or the Prospectus (such information, the “Selling Shareholder Information”).

(i)                        (i) Neither the Selling Shareholder nor any of its subsidiaries, nor, to the knowledge of the Selling Shareholder, any director, officer, employee, agent, representative, or affiliate thereof, is a Person that is, or is owned or controlled by one or more Persons that are:

(A)                        the subject of any Sanctions, or

(B)                        located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Syria, the Crimea Region located in Ukraine, and the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic and any other Covered Region of Ukraine as may be determined by the U.S. Secretary of the Treasury pursuant to Executive Order 14065).

(ii)                        The Selling Shareholder will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)                        to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B)                        in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii)                        The Selling Shareholder has not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(iv)                         (a) None of the Selling Shareholder or any of its subsidiaries, or, to the knowledge of the Selling Shareholder, any director, officer, employee, agent, representative, or affiliate thereof has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any Government Official in order to influence official action, or to any person in violation of any applicable anti-corruption laws; (b) the Selling Shareholder and each of its subsidiaries have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; and (c) neither the Selling Shareholder nor any of its subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(v)                        The operations of the Selling Shareholder and each of its subsidiaries are and have been conducted at all times in material compliance with all applicable Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Shareholder or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or to the knowledge of the Selling Shareholder, threatened.

(j)                        The Selling Shareholder represents and warrants that it is not (i) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) a plan or account subject to Section 4975 of the

Internal Revenue Code of 1986, as amended or (iii) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise.

(k)                        Except for any Swiss federal stamp duty on transfers of securities for consideration in the secondary market, which may be due by, or pertain to, such Underwriters or such purchasers procured by Underwriters that are qualified as Swiss securities dealers for purposes of Swiss federal stamp duty legislation, no stamp, documentary, issuance, registration, transfer, withholding, capital gains, income or other taxes or duties are payable by or on behalf of the Underwriters, the Company or any of its subsidiaries in Switzerland or to any taxing authority thereof or therein in connection with (i) the execution, delivery or consummation of this Agreement, (ii) the sale and delivery of the Shares to the Underwriters or purchasers procured by the Underwriters, or (iii) the resale and delivery of the Shares by the Underwriters in the manner contemplated herein.

(l)                        The Selling Shareholder has the power to submit, and pursuant to Section 18 has, to the extent permitted by law, legally, validly, effectively and irrevocably submitted, to the jurisdiction of the Specified Courts (as defined in Section 18), and has the power to designate, appoint and empower, and pursuant to Section 18, has legally, validly and effectively designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any of the Specified Courts.

(m)                        Neither the Selling Shareholder nor any of its subsidiaries has taken, directly or indirectly, without giving effect to the activities of the Underwriters, any action designed to or that would reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Shares or of any “reference security” (as defined in Regulation M) with respect to the Common Shares, whether to facilitate the sale or resale of the Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

3.             Agreements to Sell and Purchase. The Selling Shareholder hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the terms and conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Selling Shareholder the respective number of Shares set forth in Schedule II hereto opposite its name at $4.875 per share (the “Purchase Price”).

4.             Terms of Public Offering. The Selling Shareholder is advised by the Representative that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in the Representative’s judgment is advisable. The Selling Shareholder is further advised by the Representative that the Shares are to be offered to the public initially at $5.00 per share (the “Public Offering Price”) and to certain dealers selected by the Representative at a price that represents a concession not in excess of $0.07500 per share under the Public Offering Price.

5.             Payment and Delivery. Payment for the Shares shall be made to the Selling Shareholder in Federal or other funds immediately available in New York City against delivery of the Shares for the respective accounts of the several Underwriters at 10:00 a.m. (New York City time) on February 6, 2023 or at such other time on the same or such other date, not later than February 13, 2023, as shall be designated in writing by the Representative. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Not later than 9:15 a.m. (New York City time) on the Closing Date, the Selling Shareholder will take all steps necessary to ensure that the Shares will be (A) duly recorded as intermediated securities (Bucheffekten) in DTC, (B) delivered for, and duly recorded in, the respective accounts of the several Underwriters at DTC in such names and in such denominations as the Representative shall request in writing not later than one full business day prior to the Closing Date, and (C) freely transferable (subject to any applicable restrictions set forth in the articles of association of the Company), in accordance with the instructions of the Representative. The Purchase Price payable by the Underwriters shall be reduced by (i) any transfer taxes paid by, or on behalf of, the Underwriters in connection with the transfer of the Shares to the Underwriters duly paid and (ii) any withholding required by law.

6.             Conditions to the Underwriters’ Obligations. The obligations of the Selling Shareholder to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 4:00 p.m. (New York City time) on the date hereof, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose or pursuant to Section 8A of the Securities Act have been instituted or are pending or contemplated under the Securities Act.

The several obligations of the Underwriters are subject to the following further conditions:

(a)                        Subsequent to the execution and delivery of this Agreement and prior to the Closing Date there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the Representative’s judgment, is material and adverse and that makes it, in the Representative’s judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)                        The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c)         The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Davis Polk & Wardwell LLP, outside counsel for the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters.

(d)            The Underwriters shall have received on the Closing Date an opinion of Homburger AG, Swiss counsel for the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters.

(e)            The Underwriters shall have received on the Closing Date an opinion of Medler Ferro Woodhouse & Mills PLLC, outside intellectual property counsel for the Company, dated the Closing Date, in form and substance reasonably satisfactory to the underwriters.

(f)            The Underwriters shall have received on the Closing Date an opinion of Foley & Lardner LLP, outside intellectual property counsel for the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters.

(g)            The Underwriters shall have received on the Closing Date an opinion of Mewburn Ellis LLP, outside intellectual property counsel for the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters.

(h)            The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Cooley LLP, counsel for the Underwriters, dated the Closing Date, in form and substance satisfactory to the Underwriters.

(i)            The Underwriters shall have received on the Closing Date an opinion of each of Bär & Karrer AG and Akin Gump Strauss Hauer & Feld LLP, counsel for the Selling Shareholder, dated the Closing Date, in form and substance satisfactory to the Underwriters.

With respect to Section 6(c) and 6(h) above, Davis Polk & Wardwell LLP and Cooley LLP, respectively, may state that their opinions and beliefs are based upon their participation in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to Section 6(i) above, each of Bär & Karrer AG and Akin Gump Strauss Hauer & Feld LLP may rely upon an opinion or opinions of counsel for the Selling Shareholder and, with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of the Selling Shareholder contained herein and in any documents and instruments; provided that (A) each such counsel for the Selling Shareholder is satisfactory to the Representative’s counsel, (B) a copy of each opinion so relied upon is delivered to the Representative and is in form and substance satisfactory to the Representative’s counsel, (C) copies of any such documents and instruments shall be delivered to the Representative and shall be in form and substance satisfactory to the Representative’s counsel and (D) each of Bär & Karrer AG and Akin Gump Strauss Hauer & Feld LLP shall state in their opinion that they are justified in relying on each such other opinion.

The opinions of Davis Polk & Wardwell LLP, Homburger AG, Medler Ferro Woodhouse & Mills PLLC, Foley & Lardner LLP and Mewburn Ellis LLP described in Section 6(c), 6(d), 6(e), 6(f) and 6(g) above shall be rendered to the Underwriters at the request of the Company, as the case may be, and shall so state therein.

(j)                        The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from PricewaterhouseCoopers SA, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than two business days prior to the date thereof.

(k)                        The “lock-up” agreements, each substantially in the form of Exhibit B hereto, between Jefferies LLC and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of Common Shares or certain other securities, delivered to the Representative on or before the date hereof, shall be in full force and effect on the Closing Date.

(l)                        The Underwriters shall have received certificates from the Chief Financial Officer of the Company, dated the date hereof and the Closing Date, in form and substance reasonably satisfactory to the Representative, on such matters as indicated and substantially in the form and substance set forth in Exhibit C hereto.

(m)                        (i) The execution and delivery by the Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under, this Agreement and the Custody Agreement shall not contravene any provision of (x) applicable law, or (y) the certificate of incorporation or by laws of the Selling Shareholder (if the Selling Shareholder is a corporation), or (z) any agreement or other instrument binding upon the Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Shareholder, except that in the case of clauses (x) and (z) as would not individually, or in the aggregate, have a material adverse effect on the Selling Shareholder or on the power and ability of the Selling Shareholder to perform its obligations under this Agreement; (ii) no consent, approval, authorization or order of, or qualification with, any governmental body, agency or court is required for the performance by the Selling Shareholder of its obligations under this Agreement or the Custody Agreement of the Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares; (iii) the Shares shall be free and clear of all security interests, claims, liens, equities or other encumbrances; and (iv) the Letter Agreement shall have been duly executed and delivered by the parties thereto.

7.             Covenants of the Company. The Company covenants with each Underwriter as follows:

(a)                        The Company undertakes to keep an uncertificated securities book (Wertrechtebuch) in accordance with article 973c paragraph 2 CO.

(b)                        To furnish to the Representative, without charge, two signed copies of the Registration Statement (including exhibits thereto and documents incorporated by reference) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto but including documents incorporated by reference) and to furnish to the Representative in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(h) or 7(i) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Representative may reasonably request; provided, however, that the requirements of this Section 7(b) shall be satisfied to the extent that such documents are available on EDGAR.

(c)                        All sums payable by the Company under this Agreement shall be paid free and clear of and without deductions or withholdings of any present or future taxes or duties, unless the deduction or withholding is required by law, in which case the Company shall pay such additional amount as will result in the receipt by each Underwriter of the full amount that would have been received had no deduction or withholding been made.

(d)                        All sums payable to an Underwriter shall be considered exclusive of any value added or similar taxes. Where the Company is obliged to pay value added or similar tax on any amount payable hereunder to an Underwriter, the Company shall in addition to the sum payable hereunder pay an amount equal to any applicable value added or similar tax.

(e)                        Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Representative a copy of each such proposed amendment or supplement and not to file or publish any such proposed amendment or supplement to which the Representative reasonably objects, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(f)                        To furnish to the Representative a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Representative reasonably objects.

(g)                        Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(h)                        If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(i)                        If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representative will furnish to the Company) to which Shares may have been sold by the Representative on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(j)                        To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request; provided, however, that nothing contained herein shall require the Company to qualify to do business in any jurisdiction, to execute or file a general consent to serve of process in any jurisdiction or to subject itself to taxation in any jurisdiction in which it is not otherwise subject.

(k)                        To make generally available to the Company’s shareholders and to the Representative as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(l)                        Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) the reasonable, documented cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(j) hereof, including filing fees and the reasonable, documented fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iii) all filing fees and the reasonably incurred fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the Financial Industry Regulatory Authority (provided that the amount payable by the Company with respect to fees and disbursements of counsel for the Underwriters pursuant to subsections (ii) and (iii) shall not exceed $35,000), (iv) all costs and expenses incident to listing the Shares on NYSE and other national securities exchanges and foreign stock exchanges, (v) the cost of printing certificates representing the Shares, (vi) the costs and charges of any transfer agent, registrar or depositary, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, fifty percent (50%) of the cost of any aircraft chartered in connection with the road show to be used by both the Company and Underwriters with the prior approval of the Company (the remaining fifty percent (50%) of the cost of such aircraft to be paid by the Underwriters), (viii) the document production charges and expenses associated with printing this Agreement, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section; provided that the provisions of this Section 7(l) will not modify rights for reimbursement of any of such costs, expenses and fees pursuant to any separate agreement between the Selling Shareholder (or any affiliate of the Selling Shareholder) and the Company. It is understood, however, that except as provided in this Section, Section 10 entitled “Indemnity and Contribution”, and the last paragraph of Section 12 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make and all travel and other expenses of the Underwriters or any of their employees incurred by them in connection with participation in investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, other than the cost of aircraft chartered in connection with the road show with the prior approval of the Company, for which the Underwriters agree to pay for the other fifty percent (50%) not paid for by the Company, as described above.

The provisions of this Section 7(l) shall not supersede or otherwise affect any agreement that the Company and the Selling Shareholder (or any affiliate of the Selling Shareholder) may otherwise have for the allocation of such expenses among themselves. Notwithstanding anything to the contrary contained in this Section 7(l), the Company shall only pay or reimburse the Underwriter for expenses listed herein to the extent required by any agreement between the Company and Selling Shareholder (or any affiliate of the Selling Shareholder). For the avoidance of doubt, any payment or reimbursement payable to the Underwriter pursuant to this agreement that is not paid or reimbursed to the Underwriter by the Company, shall be reimbursed by the Selling Shareholder, and in no event shall the expenses detailed herein be the ultimate obligation of the Underwriter.

(m)                        If the Selling Shareholder is not a U.S. person for U.S. federal income tax purposes, the Company will deliver to each Underwriter (or its agent), on or before the Closing Date, (i) a certificate with respect to the Company’s status as a “United States real property holding corporation,” dated not more than thirty (30) days prior to the Closing Date, as described in Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3), and (ii) proof of delivery to the IRS of the required notice, as described in Treasury Regulations 1.897-2(h)(2).

(n)                        If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

The Company also covenants with each Underwriter that, without the prior written consent of Jefferies LLC on behalf of the Underwriters, it will not, during the period ending 60 days after the date of the Prospectus (the “Restricted Period”), (1) issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, grant any instruction rights pursuant to article 25 of the Swiss Federal Act on Intermediated Securities (Weisungsrechte) or otherwise transfer or dispose of (or publicly announce any such issuance, offer, sale or disposal), directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (2) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, (3) file any registration statement with the Commission relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (4) announce its intention to do any of the foregoing.

The restrictions contained in the preceding paragraph shall not apply to (a) the issuance by the Company of Common Shares upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and described in the Time of Sale Prospectus of which the Underwriters have been advised in writing, (b) grants or settlement of options, restricted shares or restricted share units to officers, directors, employees and consultants of the Company or its subsidiaries in accordance with the terms of any incentive compensation plan in effect or approved by the Board of Directors of the Company or the issuance by the Company of Common Shares upon the exercise of options or the filing by the Company of a registration statement with the Commission on Form S-8 in connection therewith, (c) the offer or issuance by the Company of Common Shares in connection with an acquisition, joint venture, commercial or collaborative relationship or the acquisition or license by the Company of the securities, business, property or other assets of another person or entity or pursuant to any employee benefit plan as assumed by the Company in connection with any such acquisition (provided that the aggregate number of Common Shares that the Company may offer or issue pursuant to this clause (c) shall not exceed 10% of the total number of Common Shares issued and outstanding immediately following the completion of the transactions contemplated by this Agreement), (d) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Shares or other securities, provided that (x) such plan does not provide for the transfer of Common Shares during the Restricted Period and (y) no public report or filing shall be made during the Restricted Period unless required by the Exchange Act and such filing shall clearly indicate, in the footnotes thereto or otherwise, that the filing relates to the circumstances described in this clause (d), (e) any amendments, and the effectiveness, of existing resale registration statements with the Commission with respect to Common Shares issued and issuable upon the conversion of securities outstanding on the date hereof exclusively as a result of contractual obligations contained in existing registration rights agreements described in the Time of Sale Prospectus, (f) any amendments, and the effectiveness, of a registration statement with the Commission with respect to Common Shares held by Oaktree Fund Administration LLC, OCM Strategic Credit Investments S.à r.l., OCM Strategic Credit Investments 2 S.à.r.l., Oaktree Gilead Investment Fund AIF (Delaware), L.P., Oaktree Huntington-GCF Investment Fund (Direct Lending AIF), L.P., Oaktree Specialty Lending Corporation and Pathway Strategic Credit Fund III, L.P. (the “Oaktree Entities”) as a result of contractual obligations contained in a registration rights agreement with the Oaktree Entities to be entered into upon the closing of this offering, (g) the offer and sale of Common Shares under the Company’s existing Open Market Sale AgreementSM, dated as of June 4, 2021, by and between the Company and Jefferies LLC, (h) the confidential submission and public filing by the Company, and the effectiveness, of any post-effective amendments to its registration statement with the Commission on Form F-3ASR (File No. 333-256807) for the purpose of including disclosure required for a registrant other than a well-known seasoned issuer, identifying the securities being registered, registering a specific amount of securities and paying the associated filing fee and the filing of a post-effective amendment or other registration statement on Form F-3 to replace any other current registration statement on Form F-3 or (k) the issuance of securities convertible into Common Shares to officers, directors, employees and consultants of the Company or its subsidiaries in connection with the surrender, exchange, repurchase or redemption of outstanding securities convertible into Common Shares; and provided that in the case of any transfer, distribution, offer or issuance pursuant to clause (c), any recipient of Common Shares pursuant to clause (c) shall enter into a written agreement substantially in the form of Exhibit B hereto, in the case of clause (d), (i) such plan does not provide for the transfer of Common Shares or other securities during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Shares or other securities may be made under such plan during the Restricted Period and in the case of clause (h), the Company will not offer or sell any Common Shares pursuant to its registration statement on Form F-3ASR (File No. 333-256807) during the Restricted Period, except as provided for in clause (g).

8.             Covenants of the Underwriters. Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

9.             Covenants of the Selling Shareholder. The Selling Shareholder covenants with each Underwriter as follows:

(a)                        The Selling Shareholder will deliver to each Underwriter (or its agent), prior to or at the Closing Date, a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or an IRS Form W-8, as appropriate, together with all required attachments to such form.

(b)                        The Selling Shareholder will deliver to each Underwriter (or its agent), on the date of execution of this Agreement, a properly completed and executed specification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and the Selling Shareholder undertakes to provide such additional supporting documentation as each Underwriter may reasonably request in connection with the verification of the foregoing Certification.

(c)                        All sums payable by the Selling Shareholder under this Agreement shall be paid free and clear of and without deductions or withholdings of any present or future taxes or duties, unless the deduction or withholding is required by law, in which case the Selling Shareholder shall pay such additional amount as will result in the receipt by each Underwriter of the full amount that would have been received had no deduction or withholding been made.

(d)                        All sums payable to an Underwriter shall be considered exclusive of any value added or similar taxes. Where the Selling Shareholder is obliged to pay value added or similar tax on any amount payable hereunder to an Underwriter, the Selling Shareholder shall in addition to the sum payable hereunder pay an amount equal to any applicable value added or similar tax.

(e)                        Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon.

(f)                        The Selling Shareholder shall pay, and shall indemnify and hold the Underwriters harmless against, any stamp, issue, registration, documentary, sales, transfer or other similar taxes or duties imposed under the laws of Switzerland or any political sub-division or taxing authority thereof or therein that is payable in connection with (i) the execution, delivery, consummation or enforcement of this Agreement, (ii) the sale and delivery of the Shares to the Underwriters or purchasers procured by the Underwriters or (iii) the resale and delivery of the Shares by the Underwriters in the manner contemplated herein.

10.             Indemnity and Contribution. (a) (i) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show as defined in Rule 433(h) under the Securities Act (a “road show”), or the Prospectus or any amendment or supplement thereto, or any Written Testing-the-Waters Communication caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use therein, it being understood that the only such information is the Underwriter Information. (ii) The Selling Shareholder agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act to the extent and in the manner set forth in Section 10(a)(i) above; provided, however, that the Selling Shareholder shall be liable only to the extent that such untrue statement or alleged untrue statement or such omission or alleged omission has been made in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, a road show, or the Prospectus or any amendment or supplement thereto, or any Written Testing-the-Waters Communication in reliance upon and in conformity with the Selling Shareholder Information relating to the Selling Shareholder; provided, further, that the liability of the Selling Shareholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the aggregate Public Offering Price of the Shares sold by the Selling Shareholder under this Agreement.

(b)                        Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholder, the Company’s directors, the Company’s officers who sign the Registration Statement and each person, if any, who controls the Company or the Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter and from the Selling Shareholder to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement, or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus, road show or the Prospectus or any amendment or supplement thereto, or any Written Testing-the-Waters Communication, it being understood that the only such information is the Underwriter Information.

(c)                        In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 10(a), 10(b) or 10(c), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonably incurred, documented fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed in writing to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the reasonably incurred fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the reasonably incurred fees and expenses of more than one separate firm (in addition to any local counsel) for the Selling

Shareholder and all persons, if any, who control the Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representative. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholder and such control persons of the Selling Shareholder, such firm shall be designated in writing by the Selling Shareholder. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)                        To the extent the indemnification provided for in Section 10(a), 10(b) or 10(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 10(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 10(d)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Selling Shareholder on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Selling Shareholder and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Selling Shareholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Selling Shareholder or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 10 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The liability of the Selling Shareholder under the contribution agreement contained in this paragraph shall be limited to an amount equal to the aggregate Public Offering Price of the Shares sold by the Selling Shareholder under this Agreement. The Company and the Selling Stockholder may agree, as among themselves and without limiting the rights of the Underwriter under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

(e)                        The Selling Shareholder and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 10(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 10(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)                        The indemnity and contribution provisions contained in this Section 10 and the representations, warranties and other statements of the Company and the Selling Shareholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, by or on behalf of the Selling Shareholder or any person controlling the Selling Shareholder, or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

11.             Termination. The Underwriters may terminate this Agreement by notice given by the Representative to the Company and the Selling Shareholder, if after the execution and delivery of this Agreement and prior to the Closing Date, as the case may be, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, the SIX Swiss Exchange, NYSE, the NYSE MKT, or the Nasdaq Global Market (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States or Switzerland shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal, New York State, Swiss or relevant foreign country authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the Representative’s judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Representative’s judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

12.             Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representative may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 12 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase the Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representative, the Company and the Selling Shareholder for the purchase of the Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholder. In any such case either the Representative, the Company or the Selling Shareholder shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or Selling

Shareholder shall be unable to perform its obligations under this Agreement, the Company and the Selling Shareholder will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all reasonably incurred and documented out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder; provided that, the Company and Selling Shareholder shall not be required to reimburse the Underwriters in the event any such termination is effected pursuant to Section 11(i), 11(iii), 11(iv) or 11(v).

13.             Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Selling Shareholder, on the one hand, and the Underwriters, on the other hand, with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b)                        The Company and the Selling Shareholder acknowledge that in connection with the offering of the Shares: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company, the Selling Shareholder or any other person, (ii) the Underwriters owe the Company and the Selling Shareholder only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, (iii) the Underwriters may have interests that differ from those of the Company and the Selling Shareholder and (iv) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. The Company and the Selling Shareholder waive to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

(c)       The Selling Shareholder further acknowledges and agrees that, although the Underwriters may provide the Selling Shareholder with certain Regulation Best Interest and Form CRS disclosures or other related documentation in connection with the offering, the Underwriters are not making a recommendation to the Selling Shareholder to participate in the offering or sell any Shares at the Purchase Price, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

14.             Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

15.             Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

16.             Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

17.             Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to the Representative to Jefferies LLC, 520 Madison Avenue, New York, New York 10022, Attention: General Counsel; if to the Company shall be delivered, mailed or sent to ADC Therapeutics SA, Route de la Corniche 3B, 1066 Epalinges, Switzerland, Attention: General Counsel; and if to the Selling Shareholder shall be delivered, mailed or sent to A.T. Holdings II Sàrl, Route de la Corniche 3B, 1066 Epalinges, Switzerland, Attention: Stephen Evans-Freke.

18.             Submission to Jurisdiction. Each of the Company and the Selling Shareholder irrevocably submits to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in The City of New York (the “Specified Courts”) over any suit, action or proceeding arising out of or relating to this Agreement, the Prospectus, the Registration Statement or the offering of the Shares (each, a “Related Proceeding”). Each of the Company and the Selling Shareholder irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any Related Proceeding brought in such a court and any claim that any such Related Proceeding brought in such a court has been brought in an inconvenient forum. To the extent that the Company and the Selling Shareholder has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, each of the Company and the Selling Shareholder irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding.

19.             Appointment of Agents for Service. The Company has appointed ADC Therapeutics America, Inc., with offices at 430 Mountain Avenue, 4th Floor, Murray Hill, New Jersey, 07974 as its agent for service of process in any Related Proceeding and agrees that service of process in any such Related Proceeding may be made upon it at the office of such agent. The Company waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Company represents and warrants that such agent has agreed to act as the Company’s agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect. The Selling Shareholder herby irrevocably appoints Corporation Service Company, with offices at 19 West 44th Street, Suite 200, New York, NY 10036 as its agent for service of process in any Related Proceeding and agrees that service of process in any such Related Proceeding may be made upon it at the office of such agent. The Selling Shareholder waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Selling Shareholder represents and warrants that such agent has agreed to act as the Selling Shareholder’s agent for service of process, and the Selling Shareholder agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.

20.             Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of the Company or the Selling Shareholder with respect to any sum due from it to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, each of the Company and the Selling Shareholder agrees as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to the Company or the Selling Shareholder an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person hereunder.

21.             Taxes. If any sum payable by the Company or the Selling Shareholder to the Underwriter under this Agreement is subject to deduction or withholding, under Swiss law, the sum payable to the Underwriter under this Agreement shall be increased to such sum as will ensure that the Underwriter shall be left with the sum it would have had in the absence of such deduction or withholding, provided that no such additional amounts shall be payable as a result of any taxes imposed on the Underwriter by virtue of the Underwriter having or being deemed to have a permanent establishment in, or other connection with, Switzerland other than solely by reason of execution and delivery of this Agreement, the performance by the Underwriter of its obligations hereunder, the consummation of the transactions contemplated hereby and the enforcement of the rights with respect to the foregoing.

22.             Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)            In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section: (i) a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (ii)

“Covered Entity” means any of the following: (A) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (B) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (C) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (iv) “U.S. Special Resolution Regime” means each of (A) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (B) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[Signature Pages Follow]

Very truly yours,
ADC Therapeutics SA
By:	/s/ Ameet Malllik
	Name:	Ameet Mallik
	Title:	Chief Executive Officer

A.T. Holdings II Sàrl

By:	/s/ Stephen Evans-Freke
	Name:	Stephen Evans-Freke
	Title:	Managing Director

Accepted as of the date hereof

Jefferies LLC

Acting on behalf of themself and the

several Underwriters named in Schedule II hereto

By:	Jefferies LLC
By:	/s/ Charles Glazer
	Name:	Charles Glazer
	Title:	Managing Director

Schedule I

Selling Shareholder	Number of Shares To Be Sold
A.T. Holdings II Sàrl	12,000,000

Total:	12,000,000

Schedule II

Underwriter	Number of Shares To Be Purchased
Jefferies LLC	12,000,000
Total:	12,000,000

Schedule III

Time of Sale Prospectus

1.	The Basic Prospectus

2.	Price per share to the public: $5.00

Number of shares offered by the Selling Shareholder: 12,000,000

There is no option for the Underwriters to purchase additional shares.

3.	Free Writing Prospectus dated February 2, 2023

SCHEDULE IV

Written Testing-the-Waters Communications

None.

EXHIBIT A

SELLING SHAREHOLDER FORM OF LOCK-UP LETTER

_____________, 2023

Jefferies LLC

c/o Jefferies LLC
520 Madison Avenue
New York, New York 10022

Ladies and Gentlemen:

The undersigned understands that Jefferies LLC, as representative (the “Representative”) of the several Underwriters, proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with ADC Therapeutics SA, a société anonyme organized under the laws of Switzerland (or any successor thereto, the “Company”), and A.T. Holdings II Sàrl, a société anonyme organized under the laws of Switzerland (or any successor thereto, the “Selling Shareholder”), providing for the public offering (the “Public Offering”) by the several Underwriters, including the Representative (the “Underwriters”), of a number of common shares (the “Shares”), par value CHF 0.08 per share (the “Common Shares”), of the Company by the Selling Shareholder.

If there is only one Underwriter identified in Schedule II to the Underwriting Agreement, references to “Underwriters” and “several Underwriters” in this letter shall instead mean the Underwriter and related plural terms shall instead be read in the singular.

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representative on behalf of the Underwriters, it will not, and will not publicly disclose an intention to, during the period commencing on the date hereof and ending 365 days after the date of the final prospectus (the “Restricted Period”) relating to the Public Offering, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Shares, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to:

(a)	transfers or dispositions of Common Shares or any security convertible into Common Shares to another corporation, member, partnership, limited liability company, trust or other entity that is a direct or indirect affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, or to an investment fund or other entity that controls or manages, or is under common control with, the undersigned;

(b)	transfers or distributions of Common Shares or other securities to partners, members, stockholders, beneficiaries or other equity holders of the undersigned or any equity holders of any subsidiary of the undersigned (other than the undersigned or any affiliate of the undersigned);

(c)	sales of Common Shares to the Underwriters pursuant to the terms of the Underwriting Agreement;

provided that in the case of any transfer, disposition or distribution (i) pursuant to clause (a) each transferee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) pursuant to clause (b), each transferee or distributee shall sign and deliver a lock-up letter substantially in the form attached as Exhibit A and (iii) pursuant to clause (a), (b) or (c), no public announcement or filing under Section 16(a) or Section 13 of the Exchange Act (or its foreign equivalent), reporting a reduction in beneficial ownership of Common Shares, shall be required or shall be voluntarily made during the Restricted Period, other than any Schedule 13D, Form 4 or Form 5 that is required to be filed under the Exchange Act (or its foreign equivalent) that indicates by footnote disclosure or otherwise the nature of the transfer or disposition, including, in the case of clause (a) or (b), that each transferee or distribute has signed and delivered a lock-up letter substantially in the form of this letter or attached as Exhibit A, as applicable;

(d)	transfers or dispositions of Common Shares or other securities to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (a) or (b) above, provided that any Common Shares shall be subject to the terms of this agreement;

(e)	the pledge or transfer by the undersigned of Common Shares or any security convertible into Common Shares to, and pursuant to the Holder Loan Agreement (as defined below) entered into with, Oaktree Fund Administration LLC (“Oaktree”), as agent on behalf of the lenders thereto, governing indebtedness or commitments relating to indebtedness of the undersigned or its affiliates (other than the Company and its subsidiaries) and of which the Representative has been provided a copy, any pledge or transfer by the undersigned or its affiliates pursuant to any agreements with Oaktree governing indebtedness or commitments relating to indebtedness entered into for the purpose of refinancing any indebtedness under the Holder Loan Agreement, and any transfer upon foreclosure pursuant to such agreements or commitments, provided that any required filing under Section 16(a) or Section 13 of the Exchange Act (or its foreign equivalent) reporting a reduction in beneficial ownership by the undersigned or any party (pledgor or pledgee) shall indicate by footnote disclosure or otherwise (i) the nature of the transfer, and (ii) that Oaktree has entered into a 365-day lock-up agreement with the Representative relating to any Common Shares or any security convertible into Common Shares beneficially owned by Oaktree, and if any filing is required to be made under Section 13 or Section 16(a) of the Exchange Act (or its

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foreign equivalent) during the Restricted Period, the undersigned shall provide the Representative prior written notice informing it of such report; or

(f)	transfers or dispositions of Common Shares or any security convertible into Common Shares pursuant to a bona fide tender offer for the Company’s capital shares, merger, consolidation or other similar transaction made to all holders of the Company’s securities involving a Change of Control (as defined below) of the Company (including without limitation, the entering into of any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of Common Shares or any security convertible into Common Shares in connection with such transaction) that has been approved by the board of directors of the Company; provided that, in the event that such Change of Control transaction is not consummated, this clause (f) shall not be applicable and the undersigned’s shares and other securities shall remain subject to the restrictions contained in this agreement.

For purposes of this agreement, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transactions or a series of related transactions, to a person or group of affiliated persons (other than an Underwriter pursuant to the Public Offering), of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold greater than 50% of the outstanding voting securities of the Company (or the surviving entity), provided that, for the avoidance of doubt, the Public Offering shall not constitute a Change of Control, and “Holder Loan Agreement” means that certain Credit and Security Agreement, dated as of April 27, 2020, by and among the Selling Shareholder, as the Borrower, the lenders party thereto and Oaktree Fund Administration LLC (or its affiliate), as Agent, and all amendments through the date hereof or as otherwise amended from time to time.

In addition, other than as permitted above, the undersigned agrees that, without the prior written consent of the Representative, it will not, during the Restricted Period, exercise any right with respect to the registration with the Securities and Exchange Commission (or its foreign equivalent) of any Common Shares or any security convertible into or exercisable or exchangeable for Common Shares. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Common Shares except in compliance with the foregoing restrictions.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to the undersigned in connection with the Public Offering, the Underwriters are not making a recommendation to the undersigned to participate in the Public Offering or sell any Shares at the price determined in the Public Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

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If, during the Restricted Period, the Company launches and closes a bona fide underwritten equity primary financing of at least $50,000,000 in net proceeds (after deducting underwriter commissions but before offering expenses), the undersigned agrees to enter into a customary 90-day lockup with the underwriters of such offering.

The undersigned understands that, if (i) the Representative, on the one hand, or the Company or the Selling Shareholder, on the other hand, informs the other in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Public Offering, (ii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the securities to be sold thereunder, (iii) the Registration Statement related to the Public Offering is withdrawn prior to execution of the Underwriting Agreement or (iv) the Underwriting Agreement is not executed on or before February 15, 2023, then, in each case, this agreement shall automatically, and without any action on the part of any other party, be of no further force and effect, and the undersigned shall be automatically released from all obligations under this letter.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Selling Shareholder and the Underwriters.

This agreement and any claim, controversy or dispute arising under or related to this agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof.

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Very truly yours,

By:
Title:

A-1

EXHIBIT B

SHAREHOLDER, OFFICER AND DIRECTOR

FORM OF LOCK-UP LETTER

_____________, 2023

Jefferies LLC

c/o Jefferies LLC
520 Madison Avenue
New York, New York 10022

Ladies and Gentlemen:

The undersigned understands that Jefferies LLC, as representative (the “Representative”) of the several Underwriters, proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with ADC Therapeutics SA, a société anonyme organized under the laws of Switzerland (or any successor thereto, the “Company”), and a certain shareholder of the Company (the “Selling Shareholder”), providing for the public offering (the “Public Offering”) by the several Underwriters, including the Representative (the “Underwriters”), of a number of common shares (the “Shares”), par value CHF 0.08 per share (the “Common Shares”), of the Company by the Selling Shareholder.

If there is only one Underwriter identified in Schedule II to the Underwriting Agreement, references to “Underwriters” and “several Underwriters” in this letter shall instead mean the Underwriter and related plural terms shall instead be read in the singular.

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representative on behalf of the Underwriters, it will not, and will not publicly disclose an intention to, during the period commencing on the date hereof and ending 60 days after the date of the final prospectus (the “Restricted Period”) relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Shares, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to:

(a)	transactions relating to Common Shares or any security convertible into Common Shares acquired in open market transactions after the completion of the Public Offering;

(b)	transfers or dispositions of Common Shares or any security convertible into Common Shares as a bona fide gift or for bona fide estate planning purposes or to a charitable organization or educational institutional;

(c)	transfers or dispositions of Common Shares or any security convertible into Common Shares to any member of the immediate family of the undersigned, affiliate thereof, or any trust or trustee or beneficiary thereof for the direct or indirect benefit of the undersigned or the immediate family of the undersigned;

(d)	transfers or dispositions of Common Shares or any security convertible into Common Shares to any corporation, partnership, limited liability company or other entity or affiliate of the undersigned or the immediate family of the undersigned;

(e)	transfers or dispositions of Common Shares or any security convertible into Common Shares (x) by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned upon the death of the undersigned, or (y) by operation of law pursuant to a domestic order or negotiated divorce settlement;

(f)	transfers or dispositions of Common Shares or any security convertible into Common Shares to another corporation, member, partnership, limited liability company, trust or other entity that is a direct or indirect affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, or to an investment fund or other entity that controls or manages, or is under common control with, the undersigned, or distributions of Common Shares or other securities to partners, members, stockholders, beneficiaries or other equity holders of the undersigned;

(g)	transfers or dispositions of Common Shares or any security convertible into Common Shares to the Company in connection with the repurchase of such securities with respect to the termination of the undersigned's employment with the Company;

(h)	transfers or dispositions of Common Shares or any security convertible into Common Shares to the Company;

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provided that in the case of any transfer, disposition or distribution (i) pursuant to clause (b), (c), (d) or (f), each transferee, donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) pursuant to clause (b), (c), (d), (e), (f) or (g), no public announcement or filing under Section 16(a) of the Exchange Act (or its foreign equivalent), reporting a reduction in beneficial ownership of Common Shares, shall be required or shall be voluntarily made during the Restricted Period (other than, in the case of a transfer or other disposition pursuant to clause (e), (g) or (h) above, any Form 4 or Form 5 required to be filed under the Exchange Act (or its foreign equivalent) if the undersigned is subject to Section 16 reporting with respect to the Company under the Exchange Act (or its foreign equivalent) and indicating by footnote disclosure or otherwise the nature of the transfer or disposition);

(i)	transfers or dispositions (including through a “cashless” exercise or on a “net exercise” basis) of Common Shares or any security convertible into Common Shares to the Company or “sell to cover” transactions in the open market solely due as a result of the automatic vesting or settlement of such securities or in connection with the conversion of any convertible security into, or the exercise of any option or warrant for Common Shares (including to satisfy withholding obligations or the payment of taxes in connection therewith); provided that (i) any such Common Shares received by the undersigned shall be subject to the terms of this agreement and (ii) no filing under Section 16(a) of the Exchange Act (or its foreign equivalent) reporting a reduction in beneficial ownership of Common Shares shall be required or shall be voluntarily made during the Restricted Period;

(j)	transfers or dispositions of Common Shares or other securities to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (a) through (i) above, provided that any Common Shares shall be subject to the terms of this agreement;

(k)	any pledge or transfer by the undersigned (or any permitted transferee) of Common Shares or any security convertible into Common Shares pursuant to agreements governing indebtedness or commitments relating to indebtedness of the undersigned (or any permitted transferee) or its affiliates (other than the Company and its subsidiaries) in effect on the date hereof (and any refinancing or replacement thereof) and described in the Prospectus and any transfer upon foreclosure, provided that any required filing under Section 16(a) of the Exchange Act (or its foreign equivalent) reporting a reduction in beneficial ownership by the undersigned or any party (pledgor or pledgee) shall indicate by footnote disclosure or otherwise the nature of the transfer and if any filing is required to be made under Section 16(a) of the Exchange Act (or its foreign equivalent) during the Restricted Period, the undersigned shall provide the Representative prior written notice informing it of such report;

(l)	the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act (or its foreign equivalent) for the transfer of Common Shares, provided that (i) such plan does not provide for the transfer of Common

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Shares during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act (or its foreign equivalent), if any, is required from or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Shares may be made under such plan during the Restricted Period;

(m)	transfers or dispositions of Common Shares or any security convertible into Common Shares pursuant to a bona fide tender offer for the Company’s capital shares, merger, consolidation or other similar transaction made to all holders of the Company’s securities involving a Change of Control (as defined below) of the Company (including without limitation, the entering into of any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of Common Shares or any security convertible into Common Shares in connection with such transaction) that has been approved by the board of directors of the Company; provided that, in the event that such Change of Control transaction is not consummated, this clause (m) shall not be applicable and the undersigned’s shares and other securities shall remain subject to the restrictions contained in this agreement; or

(n)	transfers or dispositions of Common Shares or any security convertible into Common Shares under a trading plan pursuant to Rule 10b5-1 under the Exchange Act (or its foreign equivalent) for the transfer or disposition of Common Shares or any security convertible into Common Shares that is existing as of the date hereof provided that to the extent a public announcement or filing under the Exchange Act (or its foreign equivalent), if any, is required of or voluntarily made by or on behalf of the undersigned, such announcement or filing shall include a statement to the effect that such dispositions were made pursuant to such plan.

For purposes of this agreement, “immediate family” shall mean any relationship by blood, marriage, domestic partnership or adoption, not more remote than first cousin, and “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transactions or a series of related transactions, to a person or group of affiliated persons (other than an Underwriter pursuant to the Public Offering), of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold greater than 50% of the outstanding voting securities of the Company (or the surviving entity), provided that, for the avoidance of doubt, the Public Offering shall not constitute a Change of Control.

In addition, other than as permitted above, the undersigned agrees that, without the prior written consent of the Representative, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration with the Securities and Exchange Commission (or its foreign equivalent) of any Common Shares or any security convertible into or exercisable or exchangeable for Common Shares. The undersigned also agrees and consents to the entry of stop transfer instructions with the

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Company’s transfer agent and registrar against the transfer of the undersigned’s Common Shares except in compliance with the foregoing restrictions.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Shares and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to the undersigned in connection with the Public Offering, the Underwriters are not making a recommendation to the undersigned to participate in the Public Offering or sell any Shares at the price determined in the Public Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

The undersigned understands that, if (i) the Representative, on the one hand, or the Company or the Selling Shareholder, on the other hand, informs the other in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Public Offering, (ii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the securities to be sold thereunder, (iii) the Registration Statement related to the Public Offering is withdrawn prior to execution of the Underwriting Agreement or (iv) the Underwriting Agreement is not executed on or before February 15, 2023, then, in each case, this agreement shall automatically, and without any action on the part of any other party, be of no further force and effect, and the undersigned shall be automatically released from all obligations under this letter.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Selling Shareholder and the Underwriters.

This agreement and any claim, controversy or dispute arising under or related to this agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof.

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Very truly yours,

(Name)

(Address)

EXHIBIT C

FORM OF CERTIFICATE OF THE CHIEF FINANCIAL OFFICER

ADC THERAPEUTICS SA

CHIEF FINANCIAL OFFICER CERTIFICATE

_____________, 2023

Reference is hereby made to the Underwriting Agreement, dated , 2023 (the “Underwriting Agreement”), by and among ADC Therapeutics SA (the “Company”), the Selling Shareholder named on Schedule I thereto and Jefferies LLC, as representative of the several underwriters named on Schedule II thereto (the “Underwriters”). Capitalized terms used but not defined in this certificate have the meaning assigned to them in the Underwriting Agreement.

I am responsible for the financial accounting matters of the Company and am familiar with the accounting books and records and internal controls of the Company. To assist the Underwriters in conducting and documenting their investigation of the affairs of the Company, I, Jose “Pepe” Carmona, in my capacity as Chief Financial Officer of the Company and not in my individual capacity, do hereby certify as of the date hereof, pursuant to Section 6(l) of the Underwriting Agreement, that after reasonable inquiry and investigation by myself or members of my staff who are responsible for the Company’s financial and accounting matters:

1.             I have read the items marked on the pages of the Company’s report on Form 6-K filed with the Securities and Exchange Commission on , 2023 attached as Exhibit A hereto and such items (i) are derived from the accounting books and records of the Company and (ii) fairly present, in all material respects, the financial performance or position of the Company as of and for the three month period (as applicable) ended December 31, 2022.

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